Exhibit 10.1 Certain confidential information contained in this document, marked by [***], has been omitted because IREN Limited (the “Company”) has determined that the information (i) is not material and (ii) contains personal information. IREN LIMITED Ordinary Shares (no par value per share) Amended and Restated At Market Issuance Sales Agreement August 28, 2025 B. Riley Securities, Inc. 299 Park Avenue, 21st Floor New York, NY 10171 Canaccord Genuity LLC 1 Post Office Square 30th Floor Boston, MA 02109 Cantor Fitzgerald & Co. 110 E 59th St., 6th Floor New York, NY 10022 Citigroup Global Markets Inc. 388 Greenwich Street New York, New York, 10013 Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street NW, Suite 303 Washington, DC 20007 J.P. Morgan Securities LLC 383 Madison Avenue, 6th Floor New York, New York 10179 Macquarie Capital (USA) Inc. 660 Fifth Avenue New York, New York 10103 Roth Capital Partners, LLC 888 San Clemente Drive, Suite 400 Newport Beach, CA 92660 2 #100657645v13 Ladies and Gentlemen: IREN Limited, a corporation existing under the laws of Australia (the “Company”), and B. Riley Securities, Inc. (“B. Riley Securities”), Canaccord Genuity LLC (“Canaccord Genuity”), Cantor Fitzgerald & Co. (“Cantor”), Citigroup Global Markets Inc. (“Citigroup”), Compass Point Research & Trading, LLC (“Compass Point”), Macquarie Capital (USA) Inc. (“Macquarie Capital”) and Roth Capital Partners, LLC (“Roth”; each of B. Riley Securities, Canaccord Genuity, Cantor, Citigroup, Compass Point, Macquarie Capital and Roth collectively, the “Original Agents”) are parties to that certain At Market Issuance Sales Agreement, dated January 21, 2025 (the “Original Sales Agreement”). The Company and the Original Agents, together with J.P. Morgan Securities LLC (“JPMS”; the Original Agents together with JPMS, individually each an “Agent” and collectively, the “Agents”) desire to amend and restate the Original Agreement in its entirety as set forth in this Agreement (the “Agreement”), and hereby agree as follows: 1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agents, acting as sales agent, or to the Agents, acting as principal, ordinary shares of the Company, no par value per share (the “Ordinary Shares”, and such Ordinary Shares to be offered hereby, the “Placement Shares”); provided however, that in no event shall the Company issue or sell through or to the Agents, as applicable, Placement Shares on any Trading Day (as defined herein) that would exceed the lesser of (a) the number of shares or dollar amount of Ordinary Shares registered on the then effective Registration Statement (as defined below) pursuant to which the offering is being made, taking into account the aggregate number of shares or aggregate dollar amount of Ordinary Shares previously sold pursuant to such Registration Statement, (b) the number of shares or dollar amount for which the Company has then filed a Prospectus (as defined below), pursuant to which the offering is being made and relating to such Prospectus, taking into account the aggregate number of shares or dollar amount of Ordinary Shares previously sold pursuant to such Prospectus, or (c) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee that remain unsold as of such Trading Day (the lesser of (a), (b) or (c) the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the number or dollar amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that the Agents shall have no obligation in connection with such compliance, provided that the Designated Agent (as defined below) complies with parameters set forth by the Company in any Placement Notice (as defined below) issued to such Designated Agent. The issuance and sale of Placement Shares through or to the Agents, as applicable, will be effected pursuant to the Registration Statement (as defined below), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue any Placement Shares. Prior to the issuance of any Placement Notice (as defined below) the Company shall have filed, in accordance with the provisions of the Securities Act of 1933, as amended and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a post-effective amendment on Form S-3 to the registration statement on Form F-3, initially filed by the Company on January 21, 2025, including a base prospectus, relating to certain securities including the Placement Shares to be issued from time to time by the Company,

3 #100657645v13 and which will incorporate by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder (the “Exchange Act”). The Company has prepared a prospectus supplement to be included as part of such post-effective amendment to such registration statement specifically relating to the Placement Shares (the “ATM Prospectus Supplement”) and shall, if necessary, prepare a prospectus supplement to the base prospectus included as part of such registration statement specifically relating to the Placement Shares (any such prospectus supplement, a “Prospectus Supplement”). The Company will furnish to the Agents, for use by the Agents, electronic copies of the ATM Prospectus Supplement, as supplemented by the Prospectus Supplement, if any, relating to the Placement Shares; provided, however, that the Company shall not be required to furnish any document to the Agents to the extent such document is available on its Electronic Data Gathering Analysis and Retrieval System or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”). Except where the context otherwise requires, such registration statement, including such post-effective amendment thereto, and any subsequent registration statement on Form S-3 filed pursuant to Rule 415 under the Securities Act by the Company to cover any Placement Shares, and any post- effective amendment thereto, including all documents filed as part thereof or incorporated or deemed incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, as from time to time amended or supplemented, is herein called the “Registration Statement.” The base prospectus constitutes part of the Registration Statement, including all documents incorporated or deemed incorporated therein by reference to the extent such information has not been superseded or modified in accordance with Rule 412 under the Securities Act (as qualified by Rule 430B(g) of the Securities Act), included in the Registration Statement, together with the ATM Prospectus Supplement and Prospectus Supplement, if any, in the form in which such base prospectus, ATM Prospectus Supplement and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, as from time to time amended or supplemented, is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated or deemed to be incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document under the Exchange Act on or after the most recent effective date of the Registration Statement, or the date of the Prospectus, the ATM Prospectus Supplement, any other Prospectus Supplement, or such Issuer Free Writing Prospectus, as the case may be, with the Commission and deemed to be incorporated by reference therein (the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to EDGAR. Notwithstanding anything to the contrary contained in this Agreement, the Company is under no obligation to sell to an Agent or any of the Agents’ respective affiliates, and no Agent nor any of its affiliates shall purchase or acquire, any Ordinary Shares under this Agreement, where, following such acquisition, such Agent or Agent’s affiliate would hold 20% or more of the 4 #100657645v13 total issued share capital of the Company or would otherwise acquire any direct interest or substantial interest (as applicable, and in each case, as defined in the Foreign Acquisitions and Takeovers Act 1975 (Cth)) in Ordinary Shares or a relevant interest (as defined in the Corporations Act) in Ordinary Shares which results in its voting power (as defined in the Corporations Act) exceeding 20% in relation to the Company in contravention of the takeovers prohibition in section 606 of the Corporations Act. 2. Placements. Each time that the Company wishes to issue and sell Placement Shares hereunder (each, a “Placement”), it will notify an Agent, chosen at the Company’s sole discretion for purposes of such issuance and sale (the “Designated Agent”) by electronic mail (or other method mutually agreed to in writing by the parties) of the number of Placement Shares, the time period during which sales are requested to be made, any limitation on the number of Placement Shares that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), the form of which is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule 3 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Designated Agent set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective immediately upon delivery to the Designated Agent unless and until the earliest of the following occurs: (i) the Designated Agent declines in writing, by any means provided for under Section 13, to accept the terms contained therein for any reason, in its sole discretion; (ii) the entire amount of the Placement Shares thereunder has been sold; (iii) the Company suspends or terminates the Placement Notice, which suspension and termination rights may be exercised by the Company in its sole discretion at any time; and (iv) this Agreement has been terminated under the provisions of Section 12. The Compensation (as defined below) to be paid by the Company to the Designated Agent in connection with the sale of the Placement Shares through the Designated Agent acting as sales agent or principal pursuant to this Agreement shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Company nor the Designated Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Designated Agent and the Designated Agent does not decline such Placement Notice, or such Placement Notice is otherwise no longer effective, in each case, pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of Sections 2 or 3 of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will prevail. 3. Sale of Placement Shares by the Agents. Subject to the terms and conditions of this Agreement, and unless the terms of a Placement Notice and the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, for the period specified in a Placement Notice, the Designated Agent will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Global Select Market (the “Exchange”), to sell the Placement Shares up to the amount specified in, and otherwise in accordance with the terms of, such Placement Notice. The Designated Agent will provide written confirmation to the Company (including by email correspondence to all the individuals from the Company set forth on Schedule 3) as soon as practicable after the closing, but by no later than 5:30 p.m., New York City time, of the Trading Day (as defined below) on which it has made sales of Placement Shares hereunder setting forth the number of Placement

5 #100657645v13 Shares sold on such day, the Compensation payable with respect to such sales through the Designated Agent acting as sales agent pursuant to this Agreement, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Designated Agent (as strictly set forth in Section 5(b)) from the gross proceeds that it receives from such sales. Subject to the terms of a Placement Notice, the Designated Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act. For purposes hereof, “Trading Day” means any day on which Ordinary Shares are purchased and sold on the Exchange. Except as provided for in Section 7(h) herein, nothing herein restricts, prohibits or limits the ability of the Company from engaging in any other transaction, including but not limited to an underwritten public offering of the Ordinary Shares or related to the Company’s securities. 4. Suspension of Sales. The Company or the Designated Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 3), suspend any sale of Placement Shares (a “Suspension”); provided, however, that such suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. While a Suspension is in effect, any obligation under Sections 7(l), 7(m), and 7(n) with respect to the delivery of certificates, opinions, or comfort letters to the Agents, shall be waived. Each of the parties agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to all of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time in accordance with Section 17 herein. 5. Sale and Delivery to the Designated Agent; Settlement. a. Sale of Placement Shares. The Company acknowledges and agrees that (i) there can be no assurance that the Designated Agent will be successful in selling Placement Shares, (ii) the Designated Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Designated Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Exchange to sell such Placement Shares as required under this Agreement and (iii) the Designated Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Designated Agent and the Company. Notwithstanding anything to the contrary set forth in this Agreement, if a Designated Agent shall agree to purchase any Placement Shares on a principal basis pursuant to this Agreement and the terms set forth in the applicable Placement Notice, and such Designated Agent shall accept the terms of the Placement Notice with respect thereto, then (i) upon such acceptance, such Placement Notice shall be final and binding and may no longer be declined by such Designated Agent pursuant to any other provision of this Agreement (including, without limitation, Section 2 and Section 3 hereof), and (ii) such Designated Agent shall be obligated to purchase such Placement Shares in accordance with this Agreement and the terms set forth in the applicable Placement Notice (or as otherwise agreed in writing by the Company and such Designated Agent). b. Settlement of Placement Shares. Unless otherwise specified in the 6 #100657645v13 applicable Placement Notice, settlement for sales of Placement Shares will occur on the first (1st) Trading Day (or such earlier day as is industry practice for regular-way trading and agreed by the parties hereto) following the date on which such sales are made (each, a “Settlement Date”). The Designated Agent shall notify the Company in writing of each sale of Placement Shares as soon as practicable after the closing, but by no later than 5:30 p.m., New York City time, on the Trading Day on which the Designated Agent sold Placement Shares. The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold through the Designated Agent acting as sales agent pursuant to this Agreement (the “Net Proceeds”) will be equal to the aggregate sales price received by the Designated Agent, after deduction for (i) the Designated Agent’s Compensation for such sales through the Designated Agent acting as sales agent payable by the Company pursuant to Section 2 hereof, and (ii) any transaction fees (pre-approved by the Company in writing) imposed by any governmental or self- regulatory organization in respect of such sales. c. Delivery of Placement Shares. On or before each Settlement Date, subject to delivery of the related Net Proceeds by the Designated Agent of the Company, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being sold by crediting the Designated Agent’s or its designee’s account (provided the Designated Agent shall have given the Company written notice of such designee and such designee’s account information at least one Trading Day prior to the Settlement Date) at The Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Designated Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. If the Company, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Shares on a Settlement Date through no fault of the Designated Agent, then (i) the Designated Agent shall use its commercially reasonable efforts to (1) purchase Ordinary Shares in normal brokerage transactions at fair prevailing prices to deliver in satisfaction of the Company’s obligation to deliver the relevant Placement Shares on such Settlement Date that the Designated Agent anticipated receiving from the Company on such Settlement Date or (2) extend settlement and otherwise minimize any loss, claim, damage or expense arising in connection with such failure to deliver the Placement Shares, and (ii) in addition to and in no way limiting the rights and obligations set forth in Section 10(a) hereto, the Company agrees that it will, without duplication (A) pay to the Designated Agent an amount equal to the excess, if any, of the total purchase price (including brokerage commissions, if any) for the Ordinary Shares purchased pursuant to clause (i) above, if any, over the total gross proceeds from the sale of the relevant Placement Shares on such Settlement Date; (B) solely to the extent the Designated Agent has complied with its obligations under clause (i) above, hold harmless against any loss, claim, damage, or reasonable, documented expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or its transfer agent (if applicable) and (C) pay to the Designated Agent (without duplication) any Compensation to which it would otherwise have been entitled absent such default. d. Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the sale of such Placement Shares would exceed the then applicable Maximum Amount.

7 #100657645v13 e. Sales Through Agents. The Company agrees that it will only submit a Placement Notice to sell Placement Shares through an Agent, and only a single Agent, on any single given Trading Day, and in no event shall the Company request that more than one Agent sell Placement Shares on the same Trading Day; provided that if: (i) any applicable Agent declines to accept the terms contained in such Placement Notice; or (ii) the Company suspends or terminates such Placement Notice (in its sole discretion and otherwise in accordance with the terms hereof, for any reason), then in any such case the Company may submit an additional Placement Notice to sell Placement Shares through another Agent on such Trading Day. 6. Representations and Warranties of the Company. Except as disclosed in the Registration Statement or Prospectus, the Company represents and warrants to, and agrees with each of the Agents that as of the date of this Agreement and as of each Applicable Time (as defined herein), unless such representation, warranty or agreement specifies a different date or time: a. Registration Statement and Prospectus. Assuming no act or omission on the part of any Agent that would make this statement untrue, the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement will have been filed with the Commission and become effective under the Securities Act prior to the issuance of the first Placement Notice issued after the date of this amended and restated Agreement (such Placement Notice, the “First Placement Notice”) by the Company. The Prospectus will name each of the Agents as the agents in the section entitled “Plan of Distribution.” The Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Placement Shares as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed, as applicable. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Agents and their counsel. The Ordinary Shares are currently quoted on the Exchange under the trading symbol “IREN.” The Company has not, in the 12 months preceding the date hereof, received notice from the Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements of the Exchange. To the Company’s knowledge, it is in compliance with all such listing and maintenance requirements in all material respects . b. No Misstatement or Omission. The Registration Statement, as of its effective date, did not or will not, as applicable, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment and supplement thereto, on the date thereof and at each Applicable Time, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the 8 #100657645v13 statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to, and the Company neither makes nor shall make any representation or warranty in respect of, statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by an Agent specifically for use in the preparation thereof. Each Issuer Free Writing Prospectus, as of its issue date and as of each Applicable Time, did not, does not and will not, through the completion of the Placement or Placements for which such Issuer Free Writing Prospectus is issued, include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agents specifically for use therein. c. Conformity with Securities Act and Exchange Act. The Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the Incorporated Documents, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. d. Organization, Good Standing and Power. The Company and any subsidiary that is a significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) (each, a “Subsidiary,” collectively, the “Subsidiaries”) have been duly organized or incorporated (as applicable) and are validly existing and in good standing (to the extent such concept is applicable) under the laws of their respective jurisdictions of organization or incorporation (as applicable), are duly qualified to do business and are in good standing (to the extent such concept is applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing (to the extent such concept is applicable) or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). e. Subsidiaries. The Company owns directly or indirectly, all of the equity interests of the Subsidiaries free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Subsidiaries are validly issued and are fully paid, nonassessable (to the extent such concept is applicable) and free of preemptive and similar rights. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year and other than (i) those subsidiaries not required to be listed on Exhibit 21.1 by Item 601 of Regulation S-K under the Exchange Act and (ii) those subsidiaries formed since the last day of the most recently ended fiscal year. f. Authorization, Enforcement. The Company has the requisite corporate

9 #100657645v13 power and authority to enter into this Agreement and perform the transactions contemplated hereby and to issue the Placement Shares in accordance with the terms hereof and thereof. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies). g. S-3 Eligibility. (i) At the time of filing the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Company met the then applicable requirements for use of Form S-3 under the Securities Act, including compliance with General Instruction I.B.1 of Form S-3, as applicable. h. Capitalization. The Company has on issue the share capital as set forth in the Registration Statement and the Prospectus as of the dates set forth therein; all the issued shares of the Company have been duly and validly authorized and issued and are fully paid (other than any Ordinary Shares issued pursuant to this Agreement which have not yet settled pursuant to Section 5(b)) and non-assessable and are not subject to any pre-emptive or similar rights other than as have been waived, in each case except (1) as described in the Registration Statement or the Prospectus, or (2) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; except as described in or expressly contemplated by the Registration Statement or the Prospectus as of the dates set forth therein or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, there are no outstanding rights (including pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any capital shares or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any shares of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the shares of the Company conform in all material respects to the description thereof contained in the Registration Statement or the Prospectus as of the dates set forth therein; and all the outstanding shares on issue or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except (1) as described in the Registration Statement or the Prospectus, or (2) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. i. Issuance of Placement Shares. The Placement Shares, when issued and delivered pursuant to the terms approved by the Board of Directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment received therefor, and settled, in each case, as provided herein (including pursuant to Section 5(b)), will be 10 #100657645v13 duly and validly authorized and issued and fully paid and nonassessable (to the extent such concept is applicable), free and clear of any pledge, lien, encumbrance, security interest or other claim (other than any pledge, lien, encumbrance, security interest or other claim arising from an act or omission of an Agent or a purchaser or arising under any applicable securities laws), including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Placement Shares, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus. j. No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of its constitution, charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any property or asset of the Company or any of its Subsidiaries is subject; or (iii) in violation of any Australian, U.S. or other law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority or body having jurisdiction over the Company or any of its Subsidiaries or their properties, except, in the case of clauses (i), (ii) and (iii) above, (1) as described in the Registration Statement or Prospectus, or (2) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect. k. No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any property, right or asset of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the constitution, charter or by-laws or similar organizational documents of the Company or any of its Subsidiaries or (iii) result in the violation of any Australian, U.S. law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority or body having jurisdiction over the Company or any of its Subsidiaries or their properties, except, in the case of clauses (i), (ii) and (iii) above, (1) as described in the Registration Statement or Prospectus, or (2) for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect. l. No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by FINRA and under applicable state securities laws.

11 #100657645v13 m. Financial Statements. The consolidated financial statements (including the related notes thereto) of the Company and its consolidated Subsidiaries, as amended and restated, if applicable, included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the other financial information included in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its consolidated Subsidiaries and presents fairly the information shown thereby; all disclosures included in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. n. Disclosure Controls and Procedures. The Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act, as applicable to the Company, and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. o. Internal Controls Over Financial Reporting. The Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply, in all material respects, with the requirements of the Exchange Act, as applicable to the Company, and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its Subsidiaries maintain internal accounting controls designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as otherwise disclosed in the Registration Statement and the Prospectus, there are no material weaknesses in the Company’s internal controls (it being understood that the Company is not required as of the date hereof to comply with Section 404(b) of the Sarbanes-Oxley Act (as defined below)). The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiency and/or material weakness in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial 12 #100657645v13 information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. p. Accountants. Raymond Chabot Grant Thornton LLP (the “Accountant”) whose report on certain of the consolidated financial statements of the Company is filed with the Commission as part of the Company’s most recent Annual Report on Form 10-K is and, during the periods covered by its report, was independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). q. Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the Knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder. r. No Material Adverse Effect or Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement or the Prospectus, (i) there has not been any material change in the share capital, short-term debt or long- term debt of the Company or any of its Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital shares, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business that is material to the Company and its Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case of (i), (ii), (iii), as otherwise disclosed in the Registration Statement or the Prospectus. s. Title To Assets. Except as disclosed in the Registration Statement or the Prospectus, to the Company’s Knowledge the Company and the Subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. t. Actions Pending. Except as described in the Registration Statement or the Prospectus, to the Company’s Knowledge there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably

13 #100657645v13 be expected to have a Material Adverse Effect; except as described in the Registration Statement or the Prospectus, no such Actions that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect are, to the Company’s Knowledge, threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement or the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or the Prospectus or described in the Registration Statement or the Prospectus that are not so filed as exhibits to Registration Statement or the Prospectus or described in the Registration Statement or the Prospectus. u. Compliance With Laws. Except (i) where the failure to be, or to have been, in compliance with such Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) as otherwise disclosed in the Registration Statement or the Prospectus, the Company and its Subsidiaries are, and since the end of the Company’s most recent fiscal year have been, in compliance in all material respects with all applicable Laws. Except where the failure to have or to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company and its Subsidiaries: (i) is in compliance in all material respects with all Laws applicable to its business, operations, and assets; and (ii) except as disclosed in the Registration Statement or the Prospectus, has not received any written notice from any Governmental Authority of or been charged by any Governmental Authority with the violation of any applicable Law. v. Certain Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Agents for a brokerage commission, finder’s fee or like payment in connection with the transactions contemplated by this Agreement, except, solely with respect to the Company, any such commissions or fees as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. w. [Reserved] x. Permits and Licenses. Except as disclosed in the Registration Statement or the Prospectus, the Company and its Subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement or the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement or the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such license, sub- license, certificate, permit or authorization or has any reason to believe that any such license, sub- license, certificate, permit or authorization will not be renewed in the ordinary course. y. Intellectual Property. Except as otherwise disclosed in the Registration Statement or the Prospectus, or except as would not, individually or in the aggregate, reasonably 14 #100657645v13 be expected to have a Material Adverse Effect: (i) the Company and its Subsidiaries own or have valid and enforceable rights to use all patents, trademarks, service marks, trade names, domain names and other source indicators, copyrights and copyrightable works, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) and all other similar intellectual property, industrial property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, the foregoing) (collectively, “Intellectual Property”) used in or necessary for the conduct of their respective businesses; (ii) the Company’s and its Subsidiaries’ conduct of their respective businesses has not infringed, misappropriated or otherwise violated any Intellectual Property of any third party; (iii) the Company and its Subsidiaries have not received any written notice and are not otherwise aware of any pending or threatened claim alleging infringement, misappropriation or other violation of any Intellectual Property of any third party, or challenging the validity, enforceability, scope or ownership of any Intellectual Property of the Company or its Subsidiaries; (iv) to the Knowledge of the Company, no Intellectual Property owned by or exclusively licensed to the Company or its Subsidiaries has been infringed, misappropriated or otherwise violated by any third party; (v) to the Knowledge of the Company, all Intellectual Property owned by or exclusively licensed to the Company and its Subsidiaries is valid and enforceable in all material respects; and (vi) the Company and its Subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property, the value of which to the Company or any of its Subsidiaries is contingent upon maintaining the confidentiality thereof. z. Environmental Compliance. (i) The Company and each of its Subsidiaries (x) are and since the end of the Company’s most recent fiscal year have been in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution, the protection of human health or safety, the environment, hazardous or toxic substances or wastes, chemicals, pollutants or contaminants (collectively, “Hazardous Substances”), or the protection of natural resources from Hazardous Substances (collectively, “Environmental Laws”); (y) have received and are and have been in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Hazardous Substances, and have no Knowledge of any event or condition that would reasonably be expected to result in any such notice, liability, obligation or violation and (ii) there are no costs, obligations or liabilities associated with Environmental Laws of or relating to the Company or any of its Subsidiaries, except in the case of each of (i) and (ii) above, (1) as otherwise disclosed in the Registration Statement or the Prospectus or (2) for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Registration Statement or the Prospectus, (x) there is no proceeding that is pending, or to the Company’s Knowledge. that is contemplated, against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (y) the Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of

15 #100657645v13 the Company and its Subsidiaries, and (z) none of the Company or its Subsidiaries anticipates any material capital expenditures relating to any Environmental Laws. aa. Transactions With Affiliates. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers, suppliers or other affiliates of the Company or any of its Subsidiaries, on the other, that would be required by the Securities Act to be described in the Registration Statement or the Prospectus and that is not so described in the Registration Statement or the Prospectus. bb. No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the Knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, except (1) as otherwise disclosed in the Registration Statement or the Prospectus or (2) as would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party. cc. Use of Proceeds. The proceeds from the sale of the Placement Shares by the Company to the Agents shall be used by the Company and its Subsidiaries in the manner as will be set forth in the Registration Statement or the Prospectus. dd. Investment Company Act Status. The Company is not, and will not be, either after giving effect to the receipt of gross proceeds from the offering and sale of the Placement Shares as contemplated by this Agreement or after the application thereof as described in the Registration Statement and the Prospectus, required to register as an “investment company” as such term is defined in the U.S. Investment Company Act of 1940, as amended. ee. ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), sponsored, maintained or contributed to by the Company or any of its Subsidiaries (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code except for noncompliance that would not reasonably be expected to result in material liability to the Company; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption or that would reasonably be expected to result in material liability to the Company; and (iii) none of the Company nor any of its Subsidiaries has incurred or is reasonably expected to incur any liability under Title IV of ERISA in respect of any plan that is subject to Title IV of ERISA and that is sponsored, maintained or contributed to by (x) the Company or (y) any other entity that would be considered a single employer with the Company under Section 414 of the Code; except in each case with respect to the events or conditions set forth in (i) through (iii) hereof, (1) as otherwise disclosed in the Registration Statement or the Prospectus or (2) as would not, individually or in the aggregate, have a Material Adverse Effect. ff. Taxes. Except as otherwise disclosed in the Registration Statement or the Prospectus, the Company and its Subsidiaries have paid all taxes and filed all tax returns required 16 #100657645v13 to be paid or filed through the date hereof except, in each case, where the failure to pay or file would not, individually or in the aggregate, cause a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement or the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except a tax deficiency that would not, individually or in the aggregate, cause a Material Adverse Effect. gg. Insurance. Except as otherwise disclosed in the Registration Statement or the Prospectus, the Company and the Subsidiaries have insurance covering their respective material properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are appropriate and commercially reasonable (including reference to standard industry practice) to protect the Company and the Subsidiaries and their respective businesses (which shall exclude business interruption insurance); and except as otherwise disclosed in the Registration Statement or the Prospectus, neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) to the Company’s Knowledge, any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business, except in the case of clauses (i) and (ii) as would not, individually or in the aggregate, have a Material Adverse Effect. hh. Status Under the Securities Act. The Company was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Securities Act in connection with the offering of the Placement Shares. ii. Manipulation of Price. Neither the Company nor any of its officers and directors nor, to the Knowledge of the Company, its affiliates has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Ordinary Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Ordinary Shares, whether to facilitate the sale or resale of the Placement Shares or otherwise, in each case that would violate Regulation M, and has taken no action which would directly or indirectly violate Regulation M. jj. Listing and Maintenance Requirements; DTC Eligibility. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. kk. No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor any director, officer or employee of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has, in the past five years, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful

17 #100657645v13 payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including any unlawful rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. ll. Cybersecurity; Data Protection. (i) The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of the Company and its Subsidiaries) (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as reasonably required in connection with, the operation of the business of the Company and its Subsidiaries and, to the Knowledge of the Company, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) the Company and its Subsidiaries have implemented and maintain commercially reasonable controls, policies, procedures, and safeguards designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (collectively, “Data”)) used in connection with their businesses; (iii) without limiting the foregoing, the Company and its Subsidiaries have used commercially reasonable efforts to establish, maintain, implement and comply with reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of the Company’s and its Subsidiaries’ businesses (“Breach”) and, to the Knowledge of the Company, there has been no such Breach; and (iv) the Company and its Subsidiaries have not been notified of and have no knowledge of, any event or condition that would reasonably be expected to result in, any such Breach. This representation is limited in each case to the extent that such breach or non-compliance would not reasonably be expected to have a Material Adverse Effect, and except as otherwise disclosed in the Registration Statement or the Prospectus. mm. Privacy. Except as otherwise disclosed in the Registration Statement or the Prospectus or except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) the Company and its Subsidiaries have complied, and are presently in compliance with all internal and external privacy policies, contractual obligations, binding industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority and any legal obligations, in each case, regarding the collection, use, transfer, import, export, storage, protection, disposal and disclosure of Data by the Company and its Subsidiaries (“Data Security Obligations”); (ii) neither the Company nor any of its Subsidiaries has received any notification of or complaint regarding, or 18 #100657645v13 have Knowledge of any other facts that, individually or in the aggregate, would reasonably indicate material non-compliance with any Data Security Obligation; (iii) there is no pending, or to the Knowledge of the Company, threatened, action, suit or proceeding by or before any court or governmental agency, authority or body alleging non-compliance by the Company or any of its Subsidiaries with any Data Security Obligation; (iv) to the extent applicable to the operations of the Company and its Subsidiaries, to the Company’s Knowledge, the Company and its Subsidiaries are in compliance with the European Union General Data Protection Regulation (and all other laws and regulations applicable to the operations of the Company and its subsidiaries with respect to personal data, and for which any non-compliance with the same would be reasonably likely to create a material liability). The Company and its Subsidiaries have at all times taken reasonable steps in accordance with industry standard practices to protect Data used in connection with their businesses against loss and against unauthorized access, use, modification, disclosure or other misuse, except in each case, (1) as otherwise disclosed in the Registration Statement or the Prospectus or (2) to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement or the Prospectus or as would not individually or in the aggregate have a Material Adverse Effect, there has been no unauthorized access to such information. nn. Operations. The operations of the Company and its Subsidiaries are, and have been, conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of the Company, threatened. oo. Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement or the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors. pp. No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its directors, officers, employees, agents or other person acting on behalf of the Company or any of its Subsidiaries is currently the subject or, to the Knowledge of the Company, the target of any sanctions administered or enforced by the U.S. government (including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including the so-called Donetsk People’s Republic, so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or knowingly indirectly use the proceeds of the offering of the Securities

19 #100657645v13 hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, in violation of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country, in violation of Sanctions, or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since April 24, 2019, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country. qq. No Restrictions on Subsidiaries. Except pursuant to any other financing arrangements the Company has entered into or may enter into from time to time and disclosed in the Registration Statement or the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital shares or similar ownership interest, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company, except as otherwise disclosed in the Registration Statement or the Prospectus or except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. rr. Broker/Dealer Relationships; FINRA Information. Neither the Company nor any of the Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual). All of the information provided to the Agents or to their counsel, specifically for use in connection with any filing with FINRA pursuant to FINRA Rule 5510 with regard to the transactions contemplated by this Agreement, by the Company, and, to the Company’s Knowledge, by its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company, in connection with the transactions contemplated by the Registration Statement or the Prospectus is true, complete, correct and compliant with FINRA’s rules in all material respects. Any questionnaires relating to FINRA Rule 5110 provided to the Investor or to counsel for the Investor in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s conduct rules are, to the Company’s Knowledge, true and correct in all material respects. ss. Stamp Taxes. Provided no person, whether alone or together with associated or related persons or with otherwise unassociated persons as part of substantially one arrangement or acting in concert with others persons, acquires a 90% or more interest in the Company, no stamp duties or other issuance or transfer taxes are payable in Australia or any political subdivision or taxing authority thereof in connection with (A) the execution, delivery and performance of this Agreement, (B) the issuance and delivery of the Placement Shares in the manner contemplated by this Agreement or (C) the sale and delivery of the Placement Shares as contemplated in this Agreement. tt. No Immunity. Neither the Company nor any of its Subsidiaries or their properties or assets has immunity under Australian, U.S. federal or New York state law from any 20 #100657645v13 legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Australian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its Subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 16 of this Agreement, waived, and it will waive, or will cause its Subsidiaries to waive, such right to the extent permitted by law. uu. Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement could reasonably and subject to certain exceptions be expected to be declared enforceable against the Company by the courts of competent jurisdiction in Australia and any political subdivision thereof without re-examination or review of the merits of the cause of action in respect of which the original judgment was given. The exceptions to the preceding sentence include where (i) the foreign judgment is not consistent with public policy in Australia, (ii) the foreign judgment has been obtained by fraud or duress, (iii) the foreign judgment has been obtained in proceedings which contravene the principles of natural justice, (iv) the foreign judgment is a penal or revenue judgment, (v) there is a prior judgment of another court between the same parties concerning the same issues as dealt with in the foreign judgment obtained or (vi) the rules governing enforcement proceedings in the Australian court have not been satisfied, (vii) the party in whose favor the judgment is given and the applicant in the enforcement proceedings are not the same or (viii) the court giving the judgment lacked jurisdiction to give the judgment. The representation in this Section 6(uu) is also subject to the qualification that a court of competent jurisdiction in Australia may not give a judgment for a monetary obligation expressed in a foreign currency in that currency, or as to the rate of exchange at which such monetary obligation would be converted to Australian dollars for the purposes of enforcement. vv. Valid Choice of Law and Submission to Jurisdiction. The choice of laws of the State of New York as the governing law of the Transaction Documents and the submission to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby are, respectively, a valid choice of law and a valid submission to exclusive jurisdiction under the laws of Australia, to which the courts of Australia, will give effect (but will apply the procedural laws of the Australian forum in which the suit or proceeding is being heard and other laws which apply regardless of the choice of law), subject to (i) an overriding jurisdiction of the courts of Australia to determine that another court is a more appropriate forum, (ii) except where such choice of law or submission to the courts is not in good faith or is contrary to public policy in Australia and (iii) the restrictions described under the caption “Service of Process and Enforceability of Civil Liabilities” in the Initial Registration Statement, and other exceptions including but not limited to fraud, public policy, and natural justice. The Company has the power to submit, and pursuant to Section 18 and Section 19 of this

21 #100657645v13 Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court. ww. Indemnification and Contribution. The indemnification and contribution provisions set forth in Section 10 hereof do not contravene Australian law. xx. [Reserved]. yy. Legality. The legality, validity or enforceability of any of the Registration Statement, the Prospectus, this Agreement or the Placement Shares in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document. zz. Legal Action. Subject to the limitations described in Section 19 hereof, the Agents are entitled to sue as plaintiff in the court of the jurisdiction of incorporation and domicile of the Company for the enforcement of its rights under this Agreement and the Placement Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction except that plaintiffs not residing in Australia may be required to guarantee payment of a possible order for payment of costs or damages at the request of the defendant. aaa. [Reserved]. bbb. No Reliance. The Company has not relied upon any Agent or legal counsel for the Agents for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares. ccc. Underwriter Agreements. Other than with respect to this Agreement, the Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction. ddd. Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward- Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Any certificate signed by an officer of the Company and delivered to the Agents or to counsel for the Agents pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to the Agents as to the matters set forth therein. 7. Covenants of the Company. The Company covenants and agrees with the Agents that: a. Registration Statement Amendments. After the date of this Agreement and during any period in which a prospectus relating to any Placement Shares is required to be 22 #100657645v13 delivered by the Agents under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act) (the “Prospectus Delivery Period”) (i) the Company will notify the Agents promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference or amendments not related to any Placement, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed (other than any supplement not related to any Placement) and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus related to the Placement or for additional information related to the Placement, (ii) the Company will prepare and file with the Commission, within a reasonable period following the Agents’ reasonable written request, any amendments or supplements to the Registration Statement or Prospectus that, upon the advice of the Company’s legal counsel, may be necessary or advisable in connection with the distribution of the Placement Shares by the Agents (provided, however, that the failure of the Agents to make such request shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’ right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the Company may delay the filing of any amendment or supplement, if in the judgment of the Company, it is in the best interest of the Company and provided, further, that the only remedy the Agents shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement (other than an amendment or supplement relating to an offering of the Company’s securities which is unrelated to the offering of Placement Shares or an Incorporated Document) or Prospectus relating to the Placement Shares (other than an Incorporated Document) unless a copy thereof has been submitted to the Agents within a reasonable period of time before the filing and the Agents have not reasonably objected thereto within two Business Days of receiving such copy (provided, however, that (A) the failure of the Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect the Agents’ right to rely on the representations and warranties made by the Company in this Agreement and (B) the Company has no obligation to provide the Agents any advance copy of such filing or to provide the Agents an opportunity to object to such filing if the filing does not name the Agents or does not relate to the transaction herein provided; and provided, further, that the only remedy the Agents shall have with respect to the failure by the Agents to provide such objection shall be to cease making sales under this Agreement) and the Company will furnish to the Agents at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company). b. Notice of Commission Stop Orders. During the term of this Agreement, the Company will advise the Agents, promptly after it receives notice or obtains Knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement

23 #100657645v13 Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise the Agents promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus. c. Delivery of Prospectus; Subsequent Changes. During the Prospectus Delivery Period, the Company will use commercially reasonable efforts to comply in all material respects with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B under the Securities Act, it will use its commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430B and to notify the Agents promptly of all such filings if not available on EDGAR. If during the Prospectus Delivery Period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such Prospectus Delivery Period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Designated Agent to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay the filing of any amendment or supplement, if in the judgment of the Company, it is in the best interest of the Company. d. Listing of Placement Shares. During the Prospectus Delivery Period, the Company will use its commercially reasonable efforts to cause the Placement Shares to be listed on the Exchange and to qualify the Placement Shares for sale under the securities laws of such jurisdictions in the United States as the Agents reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities, file a general consent to service of process, or subject itself to taxation in any jurisdiction if it is not otherwise so subject. e. Delivery of Registration Statement and Prospectus. The Company will furnish to the Agents and their counsel (at the reasonable expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the Prospectus Delivery Period (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as the Agents may from time to time reasonably request and, at the Agents’ request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, 24 #100657645v13 that the Company shall not be required to furnish any document to the Agents to the extent such document is available on EDGAR. f. Earnings Statement. During the term of this Agreement, to the extent not available on EDGAR, the Company will make generally available to its shareholders and to the Agents an earnings statement or statements of the Company and its Subsidiaries to the extent required to satisfy the provisions of Section 11(a) of the Securities Act and Rule 158. The Agents and the Company acknowledge and agree that the Company’s ordinary, timely filed periodic filings with the Commission pursuant to the Exchange Act may be used to satisfy this obligation. g. Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.” h. Notice of Other Sales. Without the prior written consent of the applicable Designated Agent for any Placement Shares, the Company will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Ordinary Shares (other than any Placement Shares offered and/or sold pursuant to this Agreement) or securities convertible into or exchangeable for Ordinary Shares, warrants or any rights to purchase or acquire, Ordinary Shares during the period beginning on the date on which the Placement Notice with respect to such Placement Shares is delivered to such Designated Agent hereunder and ending on the Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if such Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by such Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any Ordinary Shares (other than any Placement Shares offered and/or sold pursuant to this Agreement) or securities convertible into or exchangeable for Ordinary Shares, warrants or any rights to purchase or acquire, Ordinary Shares prior to the termination of this Agreement; provided, however, that such restrictions will not apply in connection with the Company’s issuance or sale of (i) Ordinary Shares, options to purchase Ordinary Shares, share awards, restricted shares, RSUs or other equity awards, or Ordinary Shares issuable upon the exercise of options or vesting of equity awards, pursuant to any stock option, equity incentive or benefits plan, stock ownership plan or dividend reinvestment plan or other compensation plan of the Company whether now in effect or hereafter implemented, (ii) Ordinary Shares issuable upon conversion of securities or the exercise of warrants, options, equity awards or other rights in effect or outstanding from time to time, and disclosed in filings by the Company available on EDGAR or otherwise in writing to the Agents, (iii) Ordinary Shares, or securities convertible into or exercisable for Ordinary Shares, offered and sold in a privately negotiated transaction to vendors, customers, strategic partners or potential strategic partners or other investors conducted in a manner so as not to be integrated with the offering of Ordinary Shares hereby, (iv) Ordinary Shares in connection with any merger, acquisition, strategic investment or other similar transaction (including any joint venture, strategic alliance or partnership) and (v) Ordinary Shares, or securities convertible into or exercisable for Ordinary Shares, offered and sold on an arm’s-length basis to any unaffiliated parties pursuant to a collaboration, licensing agreement, strategic alliance or similar transaction. Notwithstanding the foregoing provisions, nothing herein shall be construed to restrict the Company’s ability, or require the consent of any Agent, to file a registration statement under the Securities Act. i. Change of Circumstances. The Company will, at any time during the

25 #100657645v13 pendency of a Placement Notice advise the Agents promptly after it shall have received notice or obtained Knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Agents pursuant to this Agreement and applicable to the transactions contemplated by such Placement Notice. j. Due Diligence Cooperation. In connection with any Representation Date during the term of this Agreement, the Company will use its commercially reasonable efforts to cooperate with any reasonable due diligence review conducted by the Agents or their representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Agents may reasonably request in connection with any such Representation Date. k. Required Filings Relating to Placement of Placement Shares. The Company agrees that, during the term of this Agreement, solely to the extent required, it will include in its Form 10-K, or Quarterly Report on Form 10-Q containing unaudited interim financial statements for any six-month period immediately following the Company's fiscal year end, the number of Placement Shares sold through the Agents, the Net Proceeds to the Company and the Compensation payable by the Company to the Agents with respect to any Placement Shares during the relevant period in respect of which such disclosure, if any, is required by such Form 10-K or such Quarterly Report on Form 10-Q. l. Representation Dates; Certificate. Each time during the term of this Agreement that the Company: (i) amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Shares, or a prospectus supplement relating solely to the addition, removal, or change in the name of any Agent) the Registration Statement or the Prospectus relating to the Placement Shares by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Shares; (ii) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended audited financial information or a material amendment to the previously filed Form 10-K); (iii) files a quarterly report on Form 10-Q under the Exchange Act; or (iv) files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act; (each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date”), the Company shall furnish the Agents (but in the case of clause (iv) above only if any Agent reasonably determines that the information contained in such Form 8-K is material) with a certificate, substantially in the form attached hereto as Exhibit 7(l) within five 26 #100657645v13 (5) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(l) shall be automatically waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which shall be considered the Representation Date for such calendar quarter) and the next occurring Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, (i) upon the delivery of the First Placement Notice and (ii) if the Company subsequently decides to sell Placement Shares following a Representation Date when the Company relied on such waiver and did not provide the Agents with a certificate under this Section 7(l), then before the Agents sell any Placement Shares, the Company shall provide the Agents with a certificate, substantially in the form attached hereto as Exhibit 7(l) dated the date of the Placement Notice. m. Legal Opinion. On or prior to the date of the First Placement Notice the Company shall cause to be furnished to the Agents a written opinion and a negative assurance letter of each of Davis Polk & Wardwell LLP (“U.S. Company Counsel”) and Duane Morris LLP (“Agents Counsel”) and a written opinion of Allens (“Australian Company Counsel”), or other counsel reasonably satisfactory to the Agents, each in form and substance reasonably satisfactory to the Agents. Thereafter, within five (5) Trading Days of each Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable, the Company shall cause to be furnished to the Agents a negative assurance letter of each of U.S. Company Counsel and Agents Counsel in form and substance reasonably satisfactory to the Agents; provided that, in lieu of such negative assurance for subsequent periodic filings under the Exchange Act, each of U.S. Company Counsel and Agents Counsel may furnish the Agents with a letter (a “Reliance Letter”) to the effect that the Agents may rely on the negative assurance letter previously delivered by such counsel under this Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior letter shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of the date of such Reliance Letter). n. Comfort Letter. On or prior to the date of the First Placement Notice and within five (5) Trading Days after each subsequent Representation Date with respect to which the Company is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable, the Company shall cause its independent accountants to furnish the Agents a letter (the “Comfort Letter”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(n). The Comfort Letter from the Company’s independent accountants shall be in a form and substance reasonably satisfactory to the Agents, (i) confirming that they are an independent public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter. o. Market Activities. During the term of this Agreement, the Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any

27 #100657645v13 security of the Company to facilitate the sale or resale of Ordinary Shares or (ii) sell, bid for, or purchase Ordinary Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Agents. p. Investment Company Act. During the term of this Agreement, the Company will conduct its affairs in such a manner so as to reasonably ensure that it will not be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act. q. No Offer to Sell. Other than an Issuer Free Writing Prospectus approved in advance by the Company and the Agents in their capacity as agents hereunder pursuant to Section 24, neither of the Agents nor the Company (including its agents and representatives, other than the Agents in their capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder. r. Sarbanes-Oxley Act. During the term of this Agreement, the Company will (i) maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies, in all material respects, with the requirements of the Exchange Act, as applicable to the Company, and (ii) maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act, as applicable to the Company. 8. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing, including any fees required by the Commission of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto and each Free Writing Prospectus, (ii) the delivery to the Agents of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares (provided, however, that the Company shall not be obligated to furnish any documents to the Agents, if such documents are available on EDGAR), (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Shares to the Agents, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Shares to the Agents, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the reasonable and documented out-of-pocket fees and disbursements of counsel to the Agents and not to exceed $5,000 per calendar quarter thereafter in connection with each Representation Date with respect to which the Company is obligated to deliver a certificate pursuant to Section 7(l) for which no waiver is applicable and excluding the date of this Agreement; (vi) the fees and expenses of the Company’s transfer agent and registrar for the Ordinary Shares, (vii) the filing fees incident to any review by FINRA of the terms of the sale of the Placement Shares, and (viii) the fees and expenses incurred in connection with the listing of the Placement Shares on the Exchange. 9. Conditions to the Agents’ Obligations. The obligations of the Agents hereunder with respect to a Placement pursuant to any Placement Notice will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein (other than those representations and warranties made as of a specified date or time), to the due performance in all material respects by the Company of its obligations hereunder, and to the 28 #100657645v13 continuing reasonable satisfaction (or waiver by the Agents in their sole discretion) of the following additional conditions during the applicable period set forth in the relevant Placement Notice: a. Registration Statement Effective. With respect to any Placement Notice, a Registration Statement covering the Placement Shares contemplated to be issued by such Placement Notice shall have become effective and shall be available for the sale of all Placement Shares contemplated to be issued by such Placement Notice. b. No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus (other than material amendments or supplements to documents incorporated by reference therein) if such post-effective amendments or supplements have not been made and become effective; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or receipt by the Company of notification of the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any applicable jurisdiction or receipt by the Company of notification of the initiation of, or a threat to initiate, any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material Incorporated Document untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or any material Incorporated Document so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus or any material Incorporated Document, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. c. No Misstatement or Material Omission. The Agents shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agents’ reasonable opinion is material, or omits to state a fact that in the Agents’ reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein (and, in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. d. Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any Material Adverse Effect, or any development that would cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act (a “Rating Organization”), or a public announcement by any Rating Organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the case of any such action by a Rating Organization described

29 #100657645v13 above, in the reasonable judgment of the Agents (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus. e. Company Counsel Legal Opinions. The Agents shall have received the opinion and negative assurance letter of U.S. Company Counsel and the opinion of Australian Company Counsel required to be delivered pursuant to Section 7(m) on or before the date on which such delivery of such opinions and negative assurance letter are required pursuant to Section 7(m). f. Agents Counsel Legal Opinion. Agents shall have received from Duane Morris LLP, counsel for the Agents, the opinion and negative assurance letter required to be delivered pursuant to Section m) on or before the date on which such delivery of such legal opinion and negative assurance letter is required pursuant to Section 7(m), with respect to such matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters. g. Comfort Letter. The Agents shall have received the Comfort Letter required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such letter is required pursuant to Section 7(n). h. Representation Certificate. The Agents shall have received the certificate required to be delivered pursuant to Section 7(l) on or before the date on which delivery of such certificate is required pursuant to Section 7(l). i. Secretary’s Certificate. On or prior to the first Representation Date after the date of this amended and restated Agreement, the Agents shall have received a certificate, signed on behalf of the Company by its corporate Secretary, in form and substance satisfactory to the Agents and their counsel. j. No Suspension. Trading in the Ordinary Shares shall not have been suspended on the Exchange and the Ordinary Shares shall not have been delisted from the Exchange. k. Securities Act Filings Made. All filings with the Commission with respect to the Ordinary Shares required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424. l. Approval for Listing. The Placement Shares shall either have been approved for listing on the Exchange, subject only to notice of issuance, or the Company shall have filed an application for listing of the Placement Shares on the Exchange at, or prior to, the issuance of any Placement Notice. m. No Termination Event. There shall not have occurred any event that would permit the Agents to terminate this Agreement pursuant to Section 12(a). 10. Indemnification and Contribution. 30 #100657645v13 (a) Company Indemnification. The Company agrees to indemnify and hold harmless the Agents, their partners, members, directors, officers, employees and agents and each person, if any, who controls the Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows: (i) against any and all loss, liability, claim, damage and reasonable expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement, or alleged untrue statement of a material fact, contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) against any and all loss, liability, claim, damage and reasonable expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission, or any alleged untrue statement or omission, contained in the Registration Statement (or any amendment thereto); provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and (iii) against any and all expense whatsoever, as incurred (including the reasonable and documented out-of-pocket fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue statement or omission, or any alleged untrue statement or omission, contained in the Registration Statement (or any amendment thereto), to the extent that any such expense is not paid under (i) or (ii) above, provided that the Agents shall promptly reimburse the Company for all such reasonable and documented out-of-pocket fees to the extent a court of competent jurisdiction determines that the Agents or any of their respective partners, members, directors, officers, employee and agents and each person who controls the Agents was not entitled to such reimbursement; provided, however, that this Section 10(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the Registration Statement (or any amendment thereto), or in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto). (b) Indemnification by the Agents. Each Agent, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors and officers, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the

31 #100657645v13 Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 10(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to such Agent and furnished to the Company in writing by such Agent expressly for use therein. (c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 10 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 10, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 10 and (ii) any liability that it may have to any indemnified party under the foregoing provisions of this Section 10 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable and documented out-of-pocket costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict of interest exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented out-of- pocket fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such reasonable and documented out-of-pocket fees, disbursements and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to fees, disbursements and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or 32 #100657645v13 compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 10 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 10 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or an Agent, the Company and such Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution actually received by the Company with respect thereto from persons other than the Agents, such as persons who control the Company within the meaning of the Securities Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, to the extent such persons are liable therefor under applicable law) to which the Company and the Agents may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other hand. The relative benefits received by the Company on the one hand and the Agents on the other hand shall be deemed to be in the same proportion as the total Net Proceeds from the sale of the Placement Shares (net of commissions paid to the Agents but before deducting expenses) received by the Company bear to the total compensation received by the Agents (before deducting expenses) from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and such Agent, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for the purpose of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 10(c) hereof. Notwithstanding the foregoing provisions of this Section 10(d), an Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), any person who controls a party to this Agreement within the

33 #100657645v13 meaning of the Securities Act or the Exchange Act, and any officers, directors, partners, employees or agents of an Agent, will have the same rights to contribution as that party, and each officer who signed the Registration Statement and director of the Company will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 10(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 10(c) hereof. The Agents’ respective obligations to contribute pursuant to this Section 10(d) are several in proportion to the respective number of Placement Shares they have sold hereunder, and not joint. 11. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 10 of this Agreement and all representations and warranties of the Company herein, or of the Agents herein, or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Agents, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement. 12. Termination. a. An Agent may terminate this Agreement with respect to itself, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any Material Adverse Effect, or any development that would have a Material Adverse Effect that, in the sole judgment of such Agent, is material and adverse and makes it impractical or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent, impracticable or inadvisable to market the Placement Shares or to enforce contracts for the sale of the Placement Shares, (3) if trading in the Ordinary Shares has been suspended or limited by the Commission or the Exchange, or if trading generally on the Exchange has been suspended or limited, or minimum prices for trading have been fixed on the Exchange, (4) if any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 (Payment of Expenses), Section 10 (Indemnification and Contribution), Section 11 (Representations and Agreements to Survive Delivery), Section 17 (Governing Law and Time; Waiver of Jury Trial) and Section 18 (Consent to Jurisdiction) hereof 34 #100657645v13 shall remain in full force and effect notwithstanding such termination. If an Agent elects to terminate this Agreement as provided in this Section 12(a), such Agent shall provide the required notice as specified in Section 13 (Notices). b. The Company shall have the right, by giving five (5) days’ written notice as hereinafter specified, to terminate this Agreement in its entirety or with respect to any one or multiple of the Agents, in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 (Payment of Expenses), Section 10 (Indemnification and Contribution), Section 11 (Representations and Agreements to Survive Delivery), Section 17 (Governing Law and Time; Waiver of Jury Trial) and Section 18 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination. c. Each Agent shall have the right, by giving five (5) days’ notice as hereinafter specified to terminate this Agreement with respect to itself in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 (Payment of Expenses), Section 9 (Indemnification and Contribution), Section 10 (Representations and Agreements to Survive Delivery), Section 16 (Governing Law and Time; Waiver of Jury Trial) and Section 17 (Consent to Jurisdiction) hereof shall remain in full force and effect notwithstanding such termination. d. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b) or (c) above or otherwise by mutual written agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 8 (Payment of Expenses), Section 10 (Indemnification and Contribution), Section 11 (Representations and Agreements to Survive Delivery), Section 17 (Governing Law and Time; Waiver of Jury Trial) and Section 18 (Consent to Jurisdiction) shall remain in full force and effect. Upon termination of this Agreement, the Company shall not have any liability to an Agent for any Compensation with respect to any Placement Shares not otherwise sold by an Agent under this Agreement. To the extent this Agreement is terminated by one Agent or by the Company with respect to some but not all Agents pursuant to Sections 12(a), (b) or (c) above, (i) this Agreement shall terminate only with respect to such Agent or Agents, as the case may be, and shall remain in full force and effect with respect to the Company and the other Agents, unless and until terminated pursuant to Sections 12(a), (b) or (c) above, and (ii) the term “Agents” as used herein shall, with effect from the date of such termination, be deemed to refer only to such other Agents in respect of which this Agreement has not been so terminated. e. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by an Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement. 13. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing (with a copy to be provided by email at the applicable email address set forth below), unless otherwise

35 #100657645v13 specified, and if sent to the Agents, shall be delivered to: B. Riley Securities, Inc. 299 Park Avenue, 21st Floor New York, NY 10171 Attention: [***] Telephone: [***] Email: [***] And: Canaccord Genuity LLC 1 Post Office Square 30th Floor Boston, MA 02109 Attention: [***] Email: [***] And: Cantor Fitzgerald & Co. 110 E 59th St., 6th Floor New York, NY 10022 Attention: [***] Email: [***] and: Cantor Fitzgerald & Co. 110 E 59th St., 6th Floor New York, NY 10022 Attention: [***] Email: [***] And: Citigroup Global Markets Inc. 388 Greenwich Street New York, New York, 10013 Attention: [***] Fax no.: [***] And: Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street, NW Suite 303 Washington, DC 20007 Attention: [***] Email: [***] 36 #100657645v13 With copies to: Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street, NW Suite 303 Washington, DC 20007 Attention: [***] Email: [***] And: J.P. Morgan Securities LLC 383 Madison Avenue, 6th Floor New York, NY 10179 Attention: [***] Email: [***] And: Macquarie Capital (USA) Inc. 660 Fifth Avenue New York, New York 10103 Attention: [***] Email: [***] And: Roth Capital Partners, LLC 888 San Clemente Drive, Suite 400 Newport Beach, CA 92660 Attention: [***] Email: [***] with a copy to: Duane Morris LLP 22 Vanderbilt 335 Madison Avenue, 23rd Floor New York, NY 10017 Attention: [***] Telephone: [***] Email: [***] and if to the Company, shall be delivered to: IREN Limited Level 6, 55 Market Street Sydney, NSW 2000 Australia Telephone: [***] Attention: [***]

37 #100657645v13 Email: [***] with a copy to: Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 Number: [***] Attention: [***] Email: [***] Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally, by email, or by verifiable facsimile transmission on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) when delivered by email, upon confirmation of receipt by the receiving party, (iii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iv) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business. 14. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and each Agent and their respective successors, and to the benefit of their respective affiliates, controlling persons, officers and directors referred to in Section 10 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither the Company nor the Agents may assign its rights or obligations under this Agreement without the prior written consent of the other party. 15. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share consolidation, stock split, stock dividend , corporate domestication or similar event effected with respect to the Placement Shares. 16. Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Australia, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law. 38 #100657645v13 17. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agents. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. Notwithstanding the foregoing, Schedule 3 notice details may be amended at any time by notice to all other parties. 18. GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. THE COMPANY AND THE AGENTS EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 19. CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. 20. Appointment of Agent for Service. The Company hereby irrevocably appoints Cogency Global Inc., located 122 E. 42nd Street, 18th Floor, New York, New York 10168, as its agent for service of process in any suit, action or proceeding described in Section 19 and agrees that service of process in any suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or

39 #100657645v13 objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect. 21. Use of Information. The Agents may not use any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to advise any party with respect to transactions not expressly approved by the Company. 22. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 23. Joinder of Additional Agents. At any time and from time to time after the date of this Agreement, the Company may, in its sole discretion, elect to add one or more additional sales agents to this Agreement (any such additional sales agent, an “Additional Agent”). Upon execution by any such Additional Agent of a joinder to this Agreement, substantially in the form attached as Exhibit 23 hereto, (i) such Additional Agent shall become a party to this Agreement as if such Additional Agent were an original signatory hereto, and (ii) all references to an “Agent” or the “Agents” shall be deemed to include such Additional Agent. 24. Effect of Headings. The section, Schedule and Exhibit headings herein are for convenience only and shall not affect the construction hereof. 25. Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that, unless it obtains the prior consent of each Agent (which consent shall not be unreasonably withheld, conditioned or delayed), and each Agent represents, warrants and agrees that, unless it obtains the prior consent of the Company, in each case which shall not be unreasonably withheld, delayed or conditioned, it has not made and will not make any offer relating to the offering of the Placement Shares contemplated by this Agreement that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Agents or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit 25 hereto are Permitted Free Writing Prospectuses. 40 #100657645v13 26. Absence of Fiduciary Relationship. The Company acknowledges and agrees that: a. each Agent is acting solely as agent in connection with the public offering of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Agents, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any Agent has advised or is advising the Company on other matters, and the Agents have no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement; b. it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement; c. the Agents have not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate; d. it is aware that the Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and such Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and e. it waives, to the fullest extent permitted by law, any claims it may have against the Agents for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement and agrees that the Agents shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company, other than in respect of the Agents’ obligations under this Agreement and to keep information provided by the Company to the Agents and their counsel confidential to the extent not otherwise publicly-available. 27. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below: “Applicable Time” means (i) each Representation Date and (ii) the time of each sale of any Placement Shares pursuant to this Agreement. “Compensation” has the meaning given to it in Schedule 2. “Corporations Act” means the Corporations Act 2001 (Cth). “Governmental Authority” shall mean any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, arbitral body (public or private) or tribunal. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in

41 #100657645v13 Rule 433, relating to the Placement Shares that (1) is required to be filed with the Commission by the Company, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act. “Knowledge” shall mean the actual knowledge of any of (i) the Company’s Chairperson, (ii) the Company’s Co-Chief Executive Officers and (iii) the Company’s Chief Financial Officer, in each case after reasonable inquiry of officers, directors and employees of the Company and its Subsidiaries under such Person’s direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question. “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 424(b),” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be. All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by the Agents outside of the United States. [Remainder of the page intentionally left blank] 42 #100657645v13 If the foregoing correctly sets forth the understanding between the Company and each of the Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and each of the Agents. Very truly yours, Signed by IREN LIMITED in accordance with section 127 of the Corporations Act 2001 (Cth) By: /s/ Will Roberts Name: Will Roberts Title: Director By: /s/ Dan Roberts Name: Dan Roberts Title: Director [Signature Page to Amended and Restated Sales Agreement]

43 #100657645v13 ACCEPTED as of the date first-above written: B. RILEY SECURITIES, INC. By: /s/ Joseph Nardini Name: Joseph Nardini Title: SMD, Head of Investment Banking CANACCORD GENUITY LLC By: /s/ Jason Partenza Name: Jason Partenza Title: Managing Director CANTOR FITZGERALD & CO. By: /s/ Sameer Vasudev Name: Sameer Vasudev Title: Managing Director CITIGROUP GLOBAL MARKETS INC. By: /s/ Mark Gracia Name: Mark Gracia Title: Managing Director COMPASS POINT RESEARCH & TRADING, LLC By: /s/ Christopher Nealon Name: Christopher Nealon Title: President & COO J.P. MORGAN SECURITIES LLC By: /s/ Sanjeet Dewal Name: Sanjeet Dewal Title: Managing Director [Signature Page to Amended and Restated Sales Agreement] 44 #100657645v13 MACQUARIE CAPITAL (USA) INC. By: /s/ Sam Shah Name: Sam Shah Title: Co-Head of Macquarie Capital, Americas, Senior Managing Director By: /s/ James Ridings Name: James Ridings Title: Head of ECM, Americas, Managing Director ROTH CAPITAL PARTNERS, LLC By: /s/ Aaron Gurewitz Name: Aaron Gurewitz Title: President & Head of Investment Banking [Signature Page to Amended and Restated Sales Agreement]

45 #100657645v13 SCHEDULE 1 FORM OF PLACEMENT NOTICE 46 #100657645v13 SCHEDULE 2 ________________________ Compensation ________________________ The Company shall pay to the applicable Designated Agent in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount equal to 3.0% of the aggregate gross proceeds from such sale of Placement Shares by such Designated Agent (“Compensation”).

47 #100657645v13 SCHEDULE 3 ________________________ Notice Parties ________________________ 48 #100657645v13 EXHIBIT 7(l) Form of Representation Date Certificate

49 #100657645v13 EXHIBIT 23 Form of Joinder Agreement #100657645v13 EXHIBIT 25 Permitted Issuer Free Writing Prospectuses